                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 1998




                         SECURITY CAPITAL PACIFIC TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





            MARYLAND                         1-10272             74-6056896
  (STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)



     7670 SOUTH CHESTER STREET                                      80112
        ENGLEWOOD, COLORADO                                       (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE
             OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 708-5959




                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events.

         This Current Report on Form 8-K ("Form 8-K") provides current pro forma financial information on the following Security Capital Pacific Trust ("PTR") transactions which were previously reported on the Form 8-K dated September 8, 1997:

         (i) The acquisition of PTR's REIT Manager and Property Manager, previously owned by Security Capital Group Incorporated ("Security Capital"), in exchange for PTR common shares ("Common Shares"), which resulted in PTR becoming an internally managed REIT, and
         (ii) The acquisitions and dispositions of the multifamily communities reflected on PTR's Form 8-K dated September 8, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)      Pro Forma Financial Information (Unaudited):

                  Pro Forma Condensed Statement of Earnings from Operations for the year ended December 31, 1997

                  Notes to Pro Forma Condensed Statement of Earnings from Operations

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SECURITY CAPITAL PACIFIC TRUST

Dated:  April 22, 1998                          By:  /S/  ASH K. ATWOOD
                                                     ------------------

                                                Ash K. Atwood
                                                Vice President and Co-Controller
                                                (Principal Accounting Officer)

                         SECURITY CAPITAL PACIFIC TRUST

                     PRO FORMA CONDENSED FINANCIAL STATEMENT

                                   (UNAUDITED)


         The accompanying pro forma condensed statement of earnings from operations of Security Capital Pacific Trust ("PTR") reflects the transaction, which was consummated on September 9, 1997, pursuant to which PTR acquired the operations and business of Security Capital Pacific Incorporated (the "REIT Manager") and SCG Realty Services Incorporated (the "Property Manager") previously owned by Security Capital Group Incorporated ("Security Capital"), in exchange for PTR common shares (the "Transaction"). The Transaction resulted in PTR becoming an internally managed REIT. Management believes this information is helpful in understanding PTR's 1997 financial results.

         In addition to the Transaction, the pro forma condensed statement of earnings from operations reflects the 1997 acquisitions and dispositions of the following multifamily communities previously reported in the Form 8-K dated September 8, 1997 which were as follows (the "Community Acquisitions and Dispositions"):

                              Acquisitions                   Dispositions
                              ----------------------------   ----------------------------
                              Newport Crossing               Anderson Mill
                              Reflections                    Post Oak Ridge
                              Marina Lakes                   Club at the Green
                              River Meadows                  Knight's Castle
                              Folsom Ranch                   Windsail
                              Sierra Hills                   Weslayan
                              Los Padres                     Craycroft
                              La Jolla Point                 Seahawk
                              Cambrian                       Pineloch
                              Pelican Point                  North Mountain Village
                              Le Club                        Park Place
                              Carrington Place               Apple Ridge
                                                             The Hamptons

         The pro forma condensed statement of earnings from operations has been prepared based on certain pro forma adjustments to PTR's historical statement of earnings. The accompanying pro forma condensed statement of earnings from operations for the year ended December 31, 1997 has been prepared as if the Transaction and the Community Acquisitions and Dispositions had occurred on January 1, 1997.

         A pro forma condensed balance sheet as of December 31, 1997 has not been presented as all of the aforementioned transactions had been completed, and therefore included, in the historical balance sheet as of December 31, 1997.

         The pro forma condensed statement of earnings from operations does not purport to be indicative of the results of operations which would actually have been obtained had the transactions described above been completed on January 1, 1997 or which may be obtained in the future. The pro forma condensed statement of earnings from operations should be read in conjunction with the historical statement of earnings of PTR as set forth in PTR's 1997 Form 10-K. In management's opinion, all material adjustments have been made.

                         SECURITY CAPITAL PACIFIC TRUST
            PRO FORMA CONDENSED STATEMENT OF EARNINGS FROM OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                                      COMMUNITY
                                                    PTR            ACQUISITIONS AND          THE                 PTR
                                               HISTORICAL (a)      DISPOSITIONS (b)      TRANSACTION          PRO FORMA
                                            --------------------- ------------------- ------------------    --------------

Revenues:
    Rental revenues........................ $            335,060  $            1,873  $               -     $     336,933
    Interest income on Homestead Notes.....               16,687                   -                  -            16,687
    Other interest income..................                3,915                   -                  -             3,915
                                            --------------------- ------------------- ------------------    --------------
                                                         355,662               1,873                  -           357,535
                                            --------------------- ------------------- ------------------    --------------
Expenses:
    Rental expenses .......................               87,220               (579)              7,920 (c)        94,561
    Real estate taxes......................               27,386                   1                  -            27,387
    Property management fees:
      Paid to affiliate....................                7,642                (16)            (7,626) (d)             -
      Paid to third parties................                  803                   -                  -               803
    Depreciation on real estate investments               52,893                 907                220 (e)        54,020
    Interest ..............................               61,153               1,551                  -            62,704
    REIT management fee paid to affiliate..               13,040                 146           (13,186) (d)             -
    General and administrative.............                4,036                   -              6,359 (f)        10,395
    Administrative services provided by
      an affiliate.........................                1,274                   -              3,103 (g)         4,377
    Costs incurred in acquiring Management
      Companies from an affiliate..........               71,707                   -                  -            71,707
    Other..................................                3,822                   -                593 (e)         4,415
                                            --------------------- ------------------- ------------------    --------------
      Total expenses.......................              330,976               2,010            (2,617)           330,369
                                            --------------------- ------------------- ------------------    --------------

Earnings from operations...................               24,686               (137)              2,617            27,166
Less preferred share dividends.............               19,384                   -                  -            19,384
                                            --------------------- ------------------- ------------------    --------------
Earnings from operations attributable to
  Common Shares............................ $              5,302  $            (137)  $           2,617     $       7,782
                                            ===================== =================== ==================    ==============

 Common Shares
  outstanding (Basic)......................               81,870                   -              2,266 (h)        84,136
                                            ===================== =================== ==================    ==============
Weighted-average Common Shares
  outstanding (Diluted)....................               81,908                   -              2,266 (h)        84,174
                                            ===================== =================== ==================    ==============
Earnings from operations attributable to
  Common Shares per Common Share
  (Basic).................................. $               0.06  $                -  $            0.03     $        0.09
                                            ===================== =================== ==================    ==============
Earnings from operations attributable to
  Common Shares per Common Share
  (Diluted)................................ $               0.06  $                -  $            0.03     $        0.09
                                            ===================== =================== ==================    ==============





                                                    PTR           ACQUISITIONS AND        THE              PTR
                                               HISTORICAL (a)     DISPOSITIONS (b)    TRANSACTION       PRO FORMA
                                             -------------------  ----------------- ----------------- --------------
Other Data:
Reconciliation  of earnings  from  operations
  attributable  to Common Shares to
  funds from operations attributable to
  Common Shares:

Earnings from operations attributable to
  Common Shares............................. $            5,302   $          (137)   $         2,617   $      7,782

Add (Deduct):
    Depreciation of real estate.............             52,893                907               220         54,020
    Provision for possible loss on
      investments...........................              3,000                  -                 -          3,000
    Amortization related to Homestead
      Notes.................................            (1,281)                  -                 -        (1,281)
    Costs incurred in acquiring
      Management Companies
      from an affiliate......................            71,707                  -                 -         71,707
                                             -------------------  ----------------- ----------------- --------------
  Common Shares (i)......................... $          131,621   $            770  $          2,837  $     135,228
                                             ===================  ================= ================= ==============

Weighted-average Common Shares
  outstanding (Basic).......................             81,870                  -             2,266         84,136
                                             -------------------  ----------------- ----------------- --------------
Weighted-average Common Shares
  outstanding (Diluted).....................             81,908                  -             2,266         84,174
                                             -------------------  ----------------- ----------------- --------------

Cash Flow Summary:

   Net cash flow provided by operating
     activities............................. $          159,724   $            770   $         3,430  $     163,924
   Net cash used in investing activities....          (403,112)                  -           (5,444)      (408,556)
   Net cash provided by financing activities $          242,672   $              -   $             -  $     242,672


                         SECURITY CAPITAL PACIFIC TRUST
                          NOTES TO PRO FORMA CONDENSED
                      STATEMENT OF EARNINGS FROM OPERATIONS

                                   (UNAUDITED)

                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



(a) Reflects historical information derived from PTR's statement of earn-ings for the year ended December 31, 1997.

(b) For those PTR multifamily community acquisitions acquired after January 1, 1997 that were reported on PTR's previously filed Form 8-K dated September 8, 1997, reflects the predecessor's historical revenues and certain expenses and certain pro forma adjustments from January 1, 1997 to the respective dates of acquisition. The historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the communities such as certain interest expense (unless mortgage debt was assumed), interest income, income taxes and depreciation. This column also reflects the elimination of the historical revenues and expenses for the period from January 1, 1997 to the respective dates of disposition, related to the multifamily community dispositions reported on the Form 8-K, dated September 8, 1997 the proceeds of which were used to fund these acquisitions (the transactions were structured as tax-free exchanges). The following table reconciles the historical amounts and pro forma adjustments to the accompanying pro forma condensed statement of earnings from operations, followed by footnotes explaining the pro forma adjustments:

                                                                  YEAR ENDED DECEMBER 31, 1997
                                          -----------------------------------------------------------------------------
                                                         HISTORICAL
                                          ---------------------------------------
                                                                                        PRO FORMA
                                            ACQUISITIONS (i)     DISPOSITIONS (ii)     ADJUSTMENTS             TOTAL
                                          -----------------    ------------------    ---------------        -----------

      Rental revenues.....................$         11,105      $         (9,232)    $            -         $    1,873
      Rental expenses.....................         (2,666)                 3,245                  -                579
      Real estate taxes...................           (824)                   823                                   (1)
      Property management fees ...........           (387)                   363                 40  (iii)          16
      Depreciation .......................               -                   999            (1,906)  (iv)        (907)
      Interest expense ...................         (1,892)                   283                 58   (v)      (1,551)
      REIT management fees ...............               -                     -              (146)  (vi)        (146)
                                          ----------------      ----------------     --------------         ----------
      Earnings (loss) from operations.... $          5,336      $        (3,519)     $      (1,954)         $    (137)

      Reconciliation to funds
       from operations:
      Add:
        Depreciation .....................               -                 (999)              1,906                907
                                           ---------------      ----------------     --------------         ----------
      Funds from operations............... $        5,336       $        (4,518)     $         (48)         $      770
                                           ===============      ================     ==============         ==========



          (i) Represents predecessor historical revenues and certain expenses, including mortgage interest if applicable, recorded from January 1, 1997 to the respective dates of acquisition.

         (ii) Reflects the elimination of the historical revenues and expenses PTR recorded for the year ended December 31, 1997, related to the community dispositions whose proceeds were used to fund the community acquisitions.

         (iii)Reflects the difference between predecessor's historical property management fee expenses and the fee which would have been charged by the Property Manager.

         (iv) Reflects pro forma depreciation expense adjustment from January 1, 1997 to the respective dates of acquisition based on the depreciable basis of PTR's acquisition cost, assuming asset lives ranging from 10 to 40 years. The pro forma depreciation expense adjustment amounts by community are as follows:

                         SECURITY CAPITAL PACIFIC TRUST
                          NOTES TO PRO FORMA CONDENSED
                      STATEMENT OF EARNINGS FROM OPERATIONS

                                   (UNAUDITED)

                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)




                                                                                                   DEPRECIATION EXPENSE
                                                         ACQUISITION             ACQUISITION            YEAR ENDED
          COMMUNITY                                         DATE                     COST            DECEMBER 31, 1997
          --------------------------------------  --------------------------  ------------------- ------------------------
          Newport Crossing......................                    1/10/97   $           11,290  $                     6
          Reflections...........................                    1/27/97               52,100                       77
          Marina Lakes..........................                    2/19/97               39,500                      108
          River Meadows.........................                    3/20/97               13,925                       60
          Folsom Ranch..........................                    3/31/97               23,150                      114
          Sierra Hills..........................                    4/17/97               18,700                      110
          Los Padres............................                    4/23/97               30,500                      189
          La Jolla Point........................                    4/24/97               30,600                      191
          Cambrian..............................                    6/03/97               41,125                      347
          Pelican Point.........................                    6/26/97               29,200                      282
          Le Club...............................                    6/30/97               33,000                      327
          Carrington Place......................                    8/29/97                7,200                       95
                                                                                                  -----------------------
          Total.................................                                                  $                 1,906
                                                                                                  =======================




          (v) Represents the pro forma interest expense adjustment related to utilization of line of credit borrowings that would have been required if the community acquisitions had occurred at January 1, 1997, net of the pro forma reduction in line of credit borrowings associated with excess proceeds from dispositions.

          (vi)Reflects adjustment to PTR's REIT management fee expense related to the net pro forma increase in cash flow resulting from the acquisitions and dispositions.

  (c) Reflects the historical operating expenses of the Property Manager which were directly related to providing services to PTR for the period from January 1, 1997 to September 9, 1997.

  (d) Reflects the elimination of PTR's pro forma expenses related to REIT management fees and property management fees.

  (e) Reflects the historical depreciation expense of the REIT Manager and the Property Manager directly related to the fixed assets (primarily computer equipment and software) acquired as part of the Transaction of $593 and the estimated increase in depreciation that would result from the capitalization of development-related costs of $220 for the period from January 1, 1997 to September 9, 1997 discussed in note (f). These capitalized costs will be depreciated utilizing the same lives and methods currently utilized by PTR.

 (f) Reflects the historical general and administrative costs of the REIT Manager of $11,594 which were associated with providing services to PTR for the period from January 1, 1997 to September 9, 1997, reduced for the pro forma adjustment to capitalize qualifying direct and incremental costs relating primarily to the development of real estate investments of $5,759 that would have been capitalized by PTR under generally accepted accounting principles ("GAAP"), had the transaction occurred on January 1, 1997. This amount is net of a $524 adjustment related to the pro forma reduction of internal costs capitalized in connection with PTR's operating community acquisitions for the period from September 9, 1997 to December 31, 1997. The pro forma reduction results from a March 1998 accounting rule requiring that internal acquisition costs be expensed as incurred. PTR was not able under GAAP to capitalize internal development-related costs prior to September 9, 1997 because the REIT management fee paid was not a direct reimbursement of these costs.

                         SECURITY CAPITAL PACIFIC TRUST
                          NOTES TO PRO FORMA CONDENSED
                      STATEMENT OF EARNINGS FROM OPERATIONS

                                   (UNAUDITED)

                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)






(g) Reflects charges for administrative services provided by Security Capital to PTR of $3,312 for the period from January 1, 1997 to September 9, 1997, reduced for the pro forma adjustment to capitalize qualifying direct and incremental costs relating primarily to the development of real estate investments of $263 that would have been capitalized by PTR under GAAP, had the transaction occurred on January 1, 1997. This amount is net of an adjustment for $54 related to the pro forma reduction of internal costs capitalized in connection with PTR's operating community acquisitions for the period from September 9, 1997 to December 31, 1997. The pro forma reduction results from a March 1998 accounting rule requiring that internal acquisition costs be expensed as incurred.

         Security Capital has been providing these services to PTR since September 9, 1997 under an administrative services agreement.

(h) Reflects the increase in weighted-average Common Shares outstanding that would have resulted from the issuance of Common Shares in exchange for the common stock of the REIT Manager and the Property Manager as if the Merger had occurred on January 1, 1997. The number of shares shown is based on the 3,296 Common Shares actually issued to Security Capital on September 9, 1997, calculated as: 3,296 x 251 days / 365 days = 2,266 weighted-average incremental shares.

         Following is a reconciliation of the denominator used to compute basic EPS to the denominator used to compute diluted EPS, on a historical and pro forma basis:


                                                                                                       1997
                                                                                          --------------------------------
                                                                                            Historical        Pro Forma
                                                                                          ---------------    -------------

           Basic EPS - weighted-average number of Common Shares outstanding                       81,870           81,870
           Additional pro forma Common Shares outstanding                                              -            2,266
           Incremental options outstanding                                                            38               38
                                                                                          ---------------    -------------
           Diluted EPS - weighted-average number of Common Shares outstanding                     81,908           84,174
                                                                                          ===============    =============




  (i) Funds from operations represents PTR's net earnings computed in accordance with GAAP, excluding real estate depreciation, gains (or losses) from depreciated real estate, provisions for possible losses, non-cash interest income from Homestead Notes, extraordinary items and significant non-recurring items. PTR believes that funds from operations is helpful to a reader as a measure of the performance of an equity REIT because, along with cash flow from operating activities, investing activities and financing activities, it provides a reader with an indication of the ability of PTR to incur and service debt, to make capital expenditures and to fund other cash needs. Funds from operations should not be considered as a alternative to net earnings or any other GAAP measurement of performance as an indicator of PTR's operating performance or as an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. The funds from operations measure presented by PTR, while consistent with the NAREIT definition, will not be comparable to similarly titled measures of other REITs who do not compute funds from operations in a manner consistent with PTR. Funds from operations is not intended to represent cash made available to shareholders. Furthermore, management believes that an understanding of funds from operations will enhance the reader's comprehension of the impact of the Transaction to PTR which was a specific consideration of PTR's Special Committee in recommending approval to the Board of Trustees.